                                                                    EXHIBIT 10.8

                            ASSIGNMENT OF SECURITIES

         This Assignment of Securities ( this "Assignment") is entered into as of the 21st day of July 2000, by and between HMTF Bridge ICG, LLC, a Delaware limited liability company (the "Assignor"), and HM4 ICG Qualified Fund, LLC, a Delaware limited liability company, HM4 ICG Private Fund, LLC, a Delaware limited liability company, HM PG-IV ICG, LLC, a Delaware limited liability company, HM 4- SBS ICG Coinvestors, LLC, a Delaware limited liability company, and HM 4-EQ ICG Coinvestors, LLC, a Delaware limited liability company (collectively, the "Assignees").

                                    RECITALS

         A. Assignor is a party to that certain Preferred Stock and Warrant Purchase Agreement, dated February 27, 2000 (the "Purchase Agreement"), by and between ICG Communications, Inc., a Delaware corporation (the "Company"), and each of the Purchasers listed on Schedule I thereto. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

         B. Assignor desires to assign and delegate to Assignees all of Assignor's rights, titles, and interests in and to the Purchase Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the covenants of Assignees hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. ASSIGNMENT. Pursuant to Section 8.12 of the Purchase Agreement, Assignor hereby sells, assigns, transfers, and conveys to each Assignee and its respective successors and assigns the percentage of Assignor's rights, titles, interests, and obligations in, to, and under the Purchase Agreement as set forth opposite such Assignee's name on Exhibit A (including, without limitation, the right to amend, terminate, supplement, and extend the Purchase Agreement, collectively the "Contract Rights").

         2. ASSUMPTION. Each Assignee hereby agrees to assume and perform all Contract Rights of the Assignor hereby sold, assigned, transferred, and conveyed to such Assignee and agrees to be bound by the terms of the Purchase Agreement to which Assignor is a party. Except as expressly set forth in this Assignment, Assignees do not hereby assume or agree to pay any other liabilities or obligations of Assignor of any nature whatsoever.

         3. TITLE TO CONTRACT RIGHTS. Assignor hereby binds itself, its successors, and its assigns to warrant and defend, all and singular, title to the Contract Rights unto Assignees and their



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respective successors and assigns against every person lawfully claiming or to claim the same or any part thereof. Assignor warrants to each Assignee that it is conveying good title to the Contract Rights free and clear of all Liens.

         4. POWER OF ATTORNEY. Assignor hereby constitutes and appoints each Assignee as Assignor's true and lawful attorney, with full power of substitution, for it and in its name, place, and stead, but on behalf of and for the benefit of such Assignee, (a) to demand and receive from time to time any and all Contract Rights and to get receipts and releases for and in respect of the same or any part thereof and (b) to do generally all and any such acts and things in relation thereto as such Assignee shall deem advisable.

         5. FURTHER ASSURANCES. Assignor, for itself and its successors and assigns, hereby covenants and agrees with Assignees that Assignor will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged, and delivered, all such further acts, conveyances, transfers, assignments, powers of attorney, and assurances as may be required to assure, convey, transfer, confirm, and vest unto Assignees any and all of the Contract Rights and to aid and assist Assignees in collecting and reducing the same to possession.

         6. PRIVATE PLACEMENT.

                  (a) Each Assignee understands that the transactions contemplated by this Assignment are intended to be exempt from registration under the Securities Act and that there is no existing public or other market for the Securities.

                  (b) Each Assignee (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities, the Conversion Shares, and the Warrant Shares and is capable of bearing the economic risks of such investment.

                  (c) Each Assignee is acquiring the Securities, the Conversion Shares, and the Warrant Shares for its own account (or for accounts over which it exercises investment authority) for investment and not with a view to the public resale or distribution thereof in violation of any securities law.

                  (d) Each Assignee understands that the Securities, the Conversion Shares, and the Warrant Shares have been issued in a transaction exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws and that such securities must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and such state securities laws or is exempt from such registration or qualification.

                  (e) Such Assignee (A) has been furnished with or has had full access to all of the information that it has requested from ICG Communications, Inc. and that it considers necessary or



                                       2
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appropriate to make an informed investment decision with respect to the
Securities, the Conversion Shares, and the Warrant Shares, (B) has had an opportunity to discuss with management of ICG Communications, Inc. the intended business and financial affairs of ICG Communications, Inc. and to obtain information (to the extent ICG Communications, Inc. possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access, (C) can bear the economic risk of (x) an investment in the Securities, the Conversion Shares, and the Warrant Shares indefinitely and (y) a total loss in respect of such investment, and (D) has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to its investment in the Securities, the Conversion Shares, and the Warrant Shares and to protect its own interest in connection with such investment.

                  (f) The foregoing representations with respect to the Conversion Shares and the Warrant Shares are made only if and to the extent the offering of the Shares and the Warrants constitutes an offering of the Conversion Shares and the Warrant Shares.

         7. PERMITTED TRANSFEREE. Each Assignee hereby represents and warrants as to itself that it is a Permitted Transferee.

         8. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed, all as of the date first written above.

                                    ASSIGNOR:

                                    HMTF BRIDGE ICG, LLC



                                    By: /s/ David W. Knickel
                                       -----------------------------------
                                    Name:   David W. Knickel
                                         ---------------------------------
                                    Title:   Vice President
                                          --------------------------------

                                    ASSIGNEES:

                                    HM4 ICG QUALIFIED FUND, LLC



                                    By: /s/ David W. Knickel
                                       -----------------------------------
                                    Name:   David W. Knickel
                                         ---------------------------------
                                    Title:   Vice President
                                          --------------------------------


                                    HM4 ICG PRIVATE FUND, LLC



                                    By: /s/ David W. Knickel
                                       -----------------------------------
                                    Name:   David W. Knickel
                                         ---------------------------------
                                    Title:   Vice President
                                          --------------------------------




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                                    HM PG-IV ICG, LLC



                                    By: /s/ David W. Knickel
                                       -----------------------------------
                                    Name:   David W. Knickel
                                         ---------------------------------
                                    Title:   Vice President
                                          --------------------------------


                                    HM 4-SBS ICG COINVESTORS, LLC



                                    By: /s/ David W. Knickel
                                       -----------------------------------
                                    Name:   David W. Knickel
                                         ---------------------------------
                                    Title:   Vice President
                                          --------------------------------


                                    HM 4-EQ ICG COINVESTORS, LLC



                                    By: /s/ David W. Knickel
                                       -----------------------------------
                                    Name:   David W. Knickel
                                         ---------------------------------
                                    Title:   Vice President
                                          --------------------------------

                                    EXHIBIT A

                            ASSIGNMENT OF SECURITIES

                                                   SHARES OF ICG
                                                    8% SERIES A
                                                    CONVERTIBLE        NUMBER OF
                                  PERCENTAGE      PREFERRED STOCK       WARRANTS
       ASSIGNEE                   TRANSFERRED      TO BE ACQUIRED    TO BE ACQUIRED
-----------------------------     -----------     ---------------    --------------
HM4 ICG Qualified Fund, LLC        90.994792%          10,464          1,395,254
HM4 ICG Private Fund, LLC           0.644644%              74              9,885
HM PG-IV ICG, LLC                   4.844421%             557             74,281
HM 4-SBS ICG Coinvestors, LLC       2.179044%             251             33,412
HM 4-EQ ICG Coinvestors, LLC        1.337099%             154             20,502
Total                             100.0000%            11,500          1,533,334